Exhibit 10.42

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (this “Amendment”) is made as of January 15, 2019 (the “Effective Date”) by and between Immune Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Discover Growth Fund, LLC. (“Discover”).

RECITALS

WHEREAS, the Company and Discover entered into a Securities Purchase Agreement dated October 9, 2018 (the “Securities Purchase Agreement”), pursuant to which Discover acquired from the Company (i) $5.5 million in principal amount of the Company’s Senior Secured Redeemable Debentures (the “Debentures”) and (ii) three-year Warrants (the “Warrants”) to purchase up to 50,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an exercise price of $0.10, subject to adjustment in certain circumstances, for a total purchase price of $2.0 million in cash and a $3.0 million promissory note (the “Investor Note”) payable upon the earlier of the effectiveness of a registration statement covering the resale of the shares issuable upon conversion of the Debentures (the “Debenture Shares”) or one year;

WHEREAS, Section VII of the Securities Purchase Agreement provides that the provisions of the Securities Purchase Agreement may be amended only with the written approval of the Company and Discover;

WHEREAS, Discover is the holder of 100% of the Warrants and Debentures outstanding as of the date of this Amendment; and

WHEREAS, the Company and Discover wish to amend the Securities Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Company and Discover hereby agree as follows:

1.	Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Securities Purchase Agreement.

2.	Amendment to Securities Purchase Agreement.

Section IV.I. Section IV.I of the Securities Purchase Agreement is hereby amended as of the Effective Date by removing clause (1) thereof and renumbering clauses (2) and (3) thereof accordingly.

3.	Miscellaneous. To the extent that there are any inconsistencies between the terms of the Securities Purchase Agreement and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by the parties in counterparts and may be executed and delivered by facsimile or other means of electronic communication and all such counterparts, taken together, shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. It is expressly understood and agreed that (i) this Amendment shall be a Transaction Document and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Amendment. Except as otherwise expressly provided herein, (1) the Securities Purchase Agreement and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (A) all references in the Securities Purchase Agreement to “this Securities Purchase Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment, (B) all references in the other Transaction Documents to the “Securities Purchase Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment and (C) all references in Transaction Documents to the “Transaction Documents,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Transaction Documents shall mean the Transaction Documents as amended by this Amendment and (2) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power, benefit or remedy of any Holder under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be to be duly executed by its duly authorized representative as of the date first written above.

IMMUNE PHARMACEUTICALS, INC.

By:	/s/ Anthony Fiorino
Name: Anthony Fiorino, M.D., Ph.D.
Title: President, Interim Chief Executive Officer

DISCOVER GROWTH FUND, LLC

By:Discover Growth Fund, LLC
Its:

/s/ John Kirkland
By: John Kirkland
Its: President of G.P. of Member